Exhibit (a) (1)(B)

LETTER OF TRANSMITTAL

To Tender Shares Common Stock

of

A.C. MOORE ARTS & CRAFTS, INC.

Pursuant to the Offer to Purchase Dated October 18, 2011

by

SBAR’S ACQUISITION CORPORATION,

a wholly owned subsidiary of

NICOLE CRAFTS LLC

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY

TIME, AT THE END OF WEDNESDAY, NOVEMBER 16, 2011, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

By Mail: Computershare c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	By Overnight Courier: Computershare c/o Voluntary Corporate Actions 250 Royall Street Suite V Canton, MA 02021

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST:

•	sign this Letter of Transmittal in the appropriate space, with signature guarantees if required (page 7); and

•	complete the Substitute Form W-9 or appropriate IRS Form W-8.

Please read the instructions, beginning on page 8, carefully and in their entirety before completing this Letter of Transmittal.

DESCRIPTION OF SHARES TENDERED

Name(s) and Address(es) of Holder(s) (Please Fill in, if Blank, Exactly as Name(s) Appear(s) on Share Certificate(s))	Share Certificate(s) and Share(s) Tendered (Attach additional list if necessary)
	Share Certificate Number(s)*	Total Number of Shares Evidenced by Share Certificate(s)*	Total Number of Shares Represented by Book entry (Electronic Form)	Number of Shares Tendered**

TOTAL SHARES TENDERED:

*	Need not be completed by stockholders delivering Shares by book-entry transfer.
**	Unless otherwise indicated, all Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4 below.

VOLUNTARY CORPORATE ACTION COY: ACMR

This Letter of Transmittal is to be completed by stockholders of A.C. Moore Arts & Crafts, Inc., a Pennsylvania corporation (the “Company”), who hold certificates (“Certificates”) representing their shares of Common Stock, no par value (the “Shares”), or who are delivering their Shares by book-entry transfer and do not utilize an Agent’s Message (as defined in Instruction 2 below).

Book-entry transfers are to be made to an account maintained by Computershare Trust Company, N.A. (the “Depositary”) at The Depository Trust Company (“DTC”) pursuant to the procedures described under Section 3—“Procedures for Accepting the Offer and Tendering Shares” in the Offer to Purchase dated October 18, 2011 (the “Offer to Purchase”). Delivery of documents to DTC does not constitute delivery to the Depositary.

Stockholders whose Certificates evidencing Shares are not immediately available or who cannot deliver their Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined under Section 1—“Terms of the Offer” in the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described under Section 3—“Procedures for Accepting the Offer and Tendering Shares” in the Offer to Purchase. See Instruction 2 below.

☐	CHECK HERE IF CERTIFICATE(S) HAVE BEEN LOST, DESTROYED OR MUTILATED. SEE INSTRUCTION 10.

NUMBER OF SHARES REPRESENTED BY LOST, DESTROYED OR MUTILATED CERTIFICATES:

☐	CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY’S ACCOUNT AT DTC (ONLY PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY:

Name(s) of Registered holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

If delivery is by book-entry transfer, check ☐ box:

Account Number:

Transaction Code Number:

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NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to Sbar’s Acquisition Corporation, a Pennsylvania corporation (“Purchaser”) and a wholly owned subsidiary of Nicole Crafts LLC, a Delaware limited liability company (“Parent”), the above described shares of Common Stock, no par value (the “Shares”), of A.C. Moore Arts & Crafts, Inc., a Pennsylvania corporation (the “Company”), at a price of $1.60 per Share to the sellers thereof in cash (the “Offer Price”) without interest and less any required withholding taxes, upon the terms and subject to the conditions set forth in this Letter of Transmittal and the Offer to Purchase dated October 18, 2011 (which, together with any amendments or supplements thereto, collectively constitute the “Offer”), receipt of which is hereby acknowledged. The undersigned understands that Purchaser reserves the right to transfer or assign, in whole, or from time to time in part, to one or more of its affiliates or subsidiaries, all or any portion of the issued and outstanding Shares tendered pursuant to the Offer or the right to purchase all or any portion of the issued and outstanding Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Purchaser of its obligations under the Offer and will in no way prejudice the rights of tendering stockholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer. This Offer is being made in connection with the Agreement and Plan of Merger dated October 3, 2011 and as amended October 17, 2011, (the “Merger Agreement”), by and among Parent, Purchaser and the Company.

Subject to, and effective upon, acceptance for payment of the tendered Shares herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in, to and under all of the Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after the Expiration Date (as defined under Section 1—“Terms of the Offer” in the Offer to Purchase) (collectively, “Distributions”)) and irrevocably appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest in the Shares tendered by this Letter of Transmittal), to:

i. deliver Certificates evidencing such Shares (and any and all Distributions), or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by DTC, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser upon receipt by the Depositary, as the undersigned’s agent, of oral or written notice by Purchaser of its acceptance of the Shares for payment pursuant to the Offer;

ii. present such Shares (and any and all Distributions) for transfer on the books of the Company; and

iii. receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Purchaser, its officers and designees, and each of them, as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution and re-substitution, to vote in such manner as each such attorney-in-fact and proxy or his substitute shall, in his sole discretion, deem proper and to otherwise act (by written consent or otherwise) with respect to all of the Shares (and any and all Distributions) tendered hereby which have been accepted for payment by Purchaser in accordance with the terms of the Merger Agreement prior to the time of such vote or other action and all Shares and other securities issued in Distributions in respect of such Shares, which the undersigned is entitled to vote at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise. This proxy and power of attorney is coupled with an interest in the Shares (and any and all Distributions) tendered hereby, is irrevocable, is granted in consideration of, and is effective only upon, the acceptance for payment of such Shares by Purchaser in accordance with other terms of the Offer. Such acceptance for payment in accordance with the terms

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of the Merger Agreement shall, without further action, revoke all other powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent power of attorney or proxy shall be given or written consent executed (and if given or executed shall not be effective) by the undersigned with respect thereto. The undersigned understands and acknowledges that, in order for Shares to be deemed validly tendered, immediately upon Purchaser’s acceptance of such Shares for payment, Purchaser or Purchaser’s designees must be able to exercise full voting and other rights with respect to such Shares (and any and all Distributions), including, without limitation, voting at any meeting of the Company’s stockholders then scheduled.

The undersigned hereby represents and warrants that (a) the undersigned owns the Shares (and all Distributions) being tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (b) the tender of such Shares (and all Distributions) complies with Rule 14e-4 under the Exchange Act and (c) the undersigned has the full power and authority to tender, sell, assign and transfer the Shares (and all Distributions) tendered hereby.

The undersigned also represents and warrants that (a) the undersigned is the registered owner of the Shares, (b) the Certificates have been endorsed to the undersigned in blank or the undersigned is a participant in DTC whose name appears on a security position listing participant as the owner of the Shares and (c) when the tendered Shares are accepted for payment in accordance with the Merger Agreement by Purchaser, Purchaser will acquire good, marketable and unencumbered title to the Shares and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims.

The undersigned, upon request, will execute and deliver all additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares and all Distributions tendered hereby. In addition, the undersigned will remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending remittance and transfer or appropriate assurance thereof, Purchaser will be entitled to all rights and privileges as owner of each Distribution and may withhold the entire Offer Price of the Shares tendered hereby, or deduct from the Offer Price, the amount or value of the Distribution as determined by Purchaser in its sole discretion.

All authority conferred or agreed to be conferred in this Letter of Transmittal will survive the death or incapacity of the undersigned. All obligations of the undersigned hereunder will be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable. See Section 4—“Withdrawal Rights” in the Offer to Purchase.

The undersigned understands that tenders of Shares pursuant to any one of the procedures described in the Offer to Purchase under Section 3—“Procedures for Accepting the Offer and Tendering Shares” and in the instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Purchaser’s acceptance of the undersigned’s Shares for payment in accordance with the Merger Agreement will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase and the Merger Agreement, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

Unless otherwise indicated in the box entitled “Special Payment Instructions,” the check for the Offer Price of all Shares purchased shall be issued in, and/or any Certificates evidencing Shares not tendered or accepted for payment shall be returned to, the name(s) of the registered holder(s) appearing above under “Description of Shares Tendered.” Similarly, unless otherwise indicated in the box entitled “Special Delivery Instructions,” the check for the Offer Price of all Shares purchased and/or all Certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) shall be mailed to the address(es) of the registered holder(s) appearing above under “Description Of Shares Tendered.” In the event that either or both of the boxes entitled “Special Payment Instructions” and “Special Delivery Instructions” are completed, as

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applicable, the check for the Offer Price of all Shares purchased shall be issued, and/or all Certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) shall be returned, in the name(s) of, and such check and return Certificates (and any accompanying documents, as appropriate) shall be mailed to, the person(s) so indicated. Unless otherwise indicated in the box entitled “Special Payment Instructions,” any Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment shall be credited to the account at DTC.

The undersigned recognizes that Purchaser has no obligation, pursuant to the “Special Payment Instructions,” to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not purchase any of the Shares tendered.

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SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the Offer Price of Shares (less the amount of any federal income and backup withholding tax required to be withheld) accepted for payment is to be issued in the name of someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or if Shares tendered and delivered by book-entry transfer that are not purchased are to be returned by credit to an account maintained at DTC other than the account designated above.

Issue:  ☐ Payment  ☐ Certificate(s) to:

(check as applicable)

Name:

(Please Type or Print)

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security Number)

(Such person(s) must properly complete the Substitute Form W-9 herein, or applicable Form W-8)

☐ Credit Shares delivered by book-entry transfer and not purchased to the DTC account set forth below

(DTC Account Number)

Number of Account Party:

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the Offer Price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) or Certificate(s) evidencing Shares not tendered or not purchased is to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to such person or persons at an address different from that under your signature.

Send:  ☐ Payment  ☐ Certificate(s) to:

(check as applicable)

Name:

(Please Type or Print)

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security Number)

(Such person(s) must properly complete the Substitute Form W-9 herein or applicable Form W-8)

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PLEASE SIGN ON THIS PAGE

(To be completed by all holders tendering Shares

(unless an Agent’s Message (defined below) is utilized)

This Letter of Transmittal must be signed by the registered holder(s) of Shares exactly as his/her/its name(s) appear(s) on the Share Certificate(s) or on a security position listing as the owner of such Shares. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to Purchaser of such person’s authority to so act. See Instruction 5 below.

X

X

Signature(s) of Registered Holder(s) or Authorized Signatory(ies)

Dated:                          , 2011

Name(s):

(Please Type or Print)

Name of Firm:

Capacity (full title):

Address:

(Including Zip Code)

Area Code and Telephone No.:

Tax Identification or Social Security No.:

IMPORTANT: COMPLETE SUBSTITUTE FORM W-9 HEREIN OR APPLICABLE FORM W-8

SIGNATURE GUARANTEE (See Instructions 1 and 5 below)

Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor

For Use by Eligible Institutions Only

(Name of Eligible Institution Guaranteeing Signatures)

(Address (including zip code) and Telephone Number (including area code) of Firm)

(Authorized Signature)

Name:

(Please Type or Print)

(Title)

Date:                          , 2011

VOLUNTARY CORPORATE ACTION COY: ACMR

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

To complete the Letter of Transmittal, you must do the following:

•	Fill in the box entitled “Description of Shares Tendered” and complete the information below the box, if applicable (page 1).

•	Sign and date the Letter of Transmittal in the box entitled “Please Sign On This Page” (page 6).

•	Fill in and sign in the “Substitute Form W-9” or the applicable Form W-8.

In completing the Letter of Transmittal, you may (but are not required to) do the following:

•	If you want the payment for any Shares purchased issued in the name of another person, complete the box entitled “Special Payment Instructions.”

•	If you want any Shares not tendered or Shares not purchased credited in the name of another person, complete the box entitled “Special Payment Instructions.”

•

If you want any payment for Shares or any certificate for Shares not tendered or purchased delivered to an address other than that appearing under your signature, complete the box entitled “Special Delivery Instructions.”

If you complete the box entitled “Special Payment Instructions” or “Special Delivery Instructions,” you must have your signature guaranteed by an Eligible Institution (as defined in Instruction 1 below) unless the Letter of Transmittal is signed by an Eligible Institution.

1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if:

i. this Letter of Transmittal is signed by the registered holder(s) of Shares (which term, for the purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of Shares) tendered hereby and such holder(s) has (have) not completed either the box entitled “Special Delivery Instructions” or the box entitled “Special Payment Instructions” on this Letter of Transmittal; or

ii. such Shares are tendered for the account of an Eligible Institution.

“Eligible Institution” means a firm that is a member of the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchanges Medallion Program or any other “eligible guarantor institution” (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended).

In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 5 below.

2. Delivery of Letter of Transmittal and Share Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by stockholders of the Company if either:

i. Certificates representing Shares are to be forwarded herewith to the Depositary; or

ii. unless an Agent’s Message (as defined below) is utilized, Shares are to be delivered by book-entry transfer pursuant to the procedure set forth under Section 3—“Procedures for Accepting the Offer and Tendering Shares” of the Offer to Purchase.

For a stockholder to validly tender Shares pursuant to the Offer, (i) Certificates evidencing all physically tendered Shares or (ii) confirmation of any book-entry transfer (“Book-Entry Confirmation”) into the Depositary’s account at DTC for Shares delivered electronically by book-entry, in each case together with a

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properly completed and duly executed Letter of Transmittal (or, in the case of a book-entry transfer, an Agent’s Message, as defined below) must be received by the Depositary at one of its addresses set forth in this Letter of Transmittal prior to the Expiration Date.

The term “Agent’s Message” means a message transmitted by electronic means by DTC to, and received by, the Depositary and forming a part of a Book-Entry Confirmation which states that DTC has received an express acknowledgment from the participant in DTC tendering the Shares which are the subject of such Book-Entry Confirmation, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal, and that Purchaser may enforce such agreement against the participant.

If Certificates representing Shares are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

Stockholders whose Certificates representing Shares are not immediately available, who cannot deliver their Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot comply with the book-entry transfer procedure on a timely basis may nevertheless tender their Shares by completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures described herein and under Section 3—“Procedures for Accepting the Offer and Tendering Shares” in the Offer to Purchase. Pursuant to such procedure:

i. a tender must be made by or through an Eligible Institution;

ii. a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary (as provided in (iii) below) prior to the Expiration Date; and

iii. the Certificates evidencing all physically delivered Shares in proper form for transfer by delivery (or Book-Entry Confirmation with respect to such Shares), as well as a properly completed and duly executed Letter of Transmittal with any required signature guarantees (or in connection with a book-entry transfer, an Agent’s Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three NASDAQ Global Market trading days after the date of execution of such Notice of Guaranteed Delivery, all as described under Section 3—“Procedures for Accepting the Offer and Tendering Shares” in the Offer to Purchase.

Delivery of documents to DTC in accordance with DTC’s procedures does not constitute delivery to the Depositary.

The method of delivery of this Letter of Transmittal, the Certificates (representing Shares) and all other required documents, including delivery through DTC, is at the option and sole risk of the tendering stockholder, and delivery will be deemed made only when actually received by the Depositary. If such delivery is by mail, it is recommended that such Certificates and documents be sent by Registered Mail, properly insured, with return receipt requested. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By execution of this Letter of Transmittal, all tendering stockholders waive any right to receive any notice of the acceptance of their Shares for payment.

3. Inadequate Space. If the space provided herein under “Description Of Shares Tendered” is inadequate, the Certificate numbers, the number of Shares evidenced by such Certificates and the number of Shares tendered should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4. Partial Tenders (Not Applicable to Stockholders Who Tender by Book-Entry Transfer). If fewer than all of the Shares evidenced by any Certificate submitted to the Depositary herewith are to be tendered, fill in the number of Shares that are to be tendered in the box entitled “Number of Shares Tendered.” In such case, new

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Certificate(s) evidencing the remainder of the Shares that were evidenced by the old Certificate(s) delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled “Special Delivery Instructions,” as soon as practicable after the Expiration Date. All Shares evidenced by the Certificates delivered to the Depositary will be deemed to have been tendered, unless the tendering stockholder indicates otherwise.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificate(s) evidencing such Shares without alternation, enlargement or any change whatsoever.

i. If any Shares tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

ii. If any Shares tendered hereby are registered in names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of the Shares.

iii. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Certificates or separate stock powers are required, unless payment is to be made to, or Certificates evidencing Shares not tendered or purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Certificate(s). Signatures on these Certificates and stock powers must be guaranteed by an Eligible Institution.

iv. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Certificate(s). Signatures on these Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

v. If this Letter of Transmittal or any Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or any person acting in a fiduciary or representative capacity, such person should so indicate when signing, and should provide proper evidence satisfactory to Purchaser of such person’s authority to act.

6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser will pay or cause to be paid all stock transfer taxes with respect to the transfer and sale of any Shares to it or to its order pursuant to the Offer. If, however, payment of the Offer Price of any Shares purchased is to be made to, or if Certificate(s) evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), or if Certificate(s) evidencing tendered shares are registered in the name of a person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), or such other person or otherwise) payable on account of the transfer to such other person will be deducted from the Offer Price of such Shares purchased, unless evidence satisfactory to Purchaser of the payment of such taxes or exemption therefrom is submitted.

7. Special Payment and Delivery Instructions. If a check for the Offer Price of any Shares tendered hereby is to be issued, or Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Certificate is to be sent and/or any Certificates are to be returned to someone other than the person signing this Letter of Transmittal or to the person signing this Letter of Transmittal but at an address other than that shown in the box entitled “Description of Shares Tendered,” the box entitled “Special Payment Instructions” and/or the box entitled “Special Delivery Instructions” in this Letter of Transmittal must be completed. In the case of a different name,

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the Taxpayer Identification Number or Social Security Number of the person named must also be indicated and such person must properly complete the Substitute Form W-9 herein or applicable Internal Revenue Service (“IRS”) Form W-8. Stockholders delivering Shares tendered hereby by book-entry transfer may request that Shares not purchased be credited to such account maintained at DTC as such stockholder may designate in the box entitled “Special Delivery Instructions.” If no such instructions are given, all Shares not purchased will be returned by crediting the account at DTC designated in this Letter of Transmittal.

8. Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent (as defined below) at its respective telephone numbers and addresses set forth in this Letter of Transmittal. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

9. Waiver of Conditions. Subject to the terms and conditions of the Offer to Purchase and the Merger Agreement, the applicable rules of the Securities and Exchange Commission (“SEC”) and The Nasdaq Stock Market (“NASDAQ”), Purchaser reserves the right in its sole discretion to waive in whole or in part at any time or from time to time any of the specified conditions of the Offer, except with respect to the following condition, which may not be waived without the prior consent of the Company: that there have been validly tendered in accordance with the terms of the Offer, prior to the expiration date of the Offer and not withdrawn, a number of Shares that represents at least 70.7% of the total outstanding Shares on a Fully Diluted Basis (as defined in the Merger Agreement). Additionally, Purchaser reserves the right in its sole discretion to make any change in the terms or conditions of the Offer subject to the terms and conditions of the offer to Purchase and the Merger Agreement and the applicable rules of the SEC and NASDAQ, provided that, without the prior consent of the Company, Purchaser may not: (a) change the form of consideration to be paid pursuant to the Offer, (b) decrease the Offer Price or the number of Shares sought in the Offer, (c) impose conditions to the Offer in addition to those set forth in, or modifies the conditions set forth in Annex A of the Merger Agreement, (d) makes any changes in the Offer that would require an extension or delay of the then-current Expiration Date or (e) amends or modifies any other term of the Offer in any manner adverse to the holders of the Shares.

10. Lost, Destroyed or Stolen Share Certificates. If any Certificate(s) representing Shares have been lost, destroyed or stolen, the stockholder should promptly notify the Depositary by checking the box at the top of page 2 and indicating the number of Shares lost, destroyed or stolen and call the Company’s transfer agent for the Shares, Broadridge Corporate Issuer Solutions, Inc., at (610) 553-5400. The stockholder will then be instructed as to the steps that must be taken in order to replace such Share Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share Certificates have been followed.

11. Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by Purchaser, in its sole discretion, which determination shall be final and binding on all parties, subject to such parties’ disputing such determination in a court of competent jurisdiction. Purchaser reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance for payment of which may, in the opinion of Purchaser, be unlawful. Purchaser also reserves the absolute right to waive any defect or irregularity in the tender of any Shares of any particular stockholder, whether or not similar defects or irregularities are waived in the case of other stockholders. No tender of Shares will be deemed to have been validly made until all defects and irregularities have been cured or waived to the satisfaction of Purchaser. None of Parent, Purchaser or any of their respective affiliates or assigns, the Depositary, the Information Agent or any other person or entity will be under any duty to give any notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification.

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12. Important Tax Information. Under federal income tax law, a stockholder whose Shares are accepted for payment is required to provide the Depositary with such stockholder’s correct Taxpayer Identification Number (“TIN”) on the enclosed Substitute Form W-9 or on the appropriate Form W-8. If such stockholder is an individual, the TIN is his or her Social Security number. For businesses and other entities, the number is the Employer Identification Number. If the Depositary is not provided with the correct TIN, payments made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding, and the stockholder may be subject to a $50 penalty imposed by the IRS.

Certain stockholders (including, among others, corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt stockholders should indicate their exempt status on the Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Depositary a properly completed, appropriate IRS Form W-8, executed under penalties of perjury, certifying such stockholder’s exempt status. Copies of Form W-8BEN, Form W-8ECI and Form W-8IMY can be obtained from the Depositary upon request, at the address set forth in this Letter of Transmittal, or from the IRS website at www.irs.gov. Stockholders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

If backup withholding applies, the Depositary is required to withhold 28% of the Offer Price paid to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund from the IRS may be obtained. Failure to comply truthfully with the backup withholding requirements may also result in the imposition of severe criminal and/or civil fines and penalties.

Important: In order to effectively tender Shares, this Letter of Transmittal, properly completed and duly executed (together with any required signature guarantees and Certificates or confirmation of book-entry transfer and all other required documents), or a properly completed and duly executed Notice of Guaranteed Delivery must be received by the Depositary on or prior to the Expiration Date.

Questions or requests for assistance or for additional copies of the Offer to Purchase, this Letter of Transmittal and any other documents related to the Offer may be directed to the Information Agent at the telephone number and address set forth below.

The Information Agent for the Offer is:

D. F. King & Co., Inc.

48 Wall Street

22nd Floor

New York, New York 10005

For information by telephone:

Banks and Brokers Call Collect: 1 (212) 269-5550

All Others Call Toll-Free: 1 (800) 755-7250

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Substitute Form W-9 Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do NOT send to the IRS.

Print or type See Specific Instructions on page 2.	Name (as shown on your income tax return)
Business Name, if different from above.
	Check appropriate box:	☐	Individual/ Sole proprietor	☐	Corporation	☐	Partnership	☐ Other ▶	☐	Exempt payee
		☐	Limited Liability Company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership)….
	Address (number, street, and apt. or suite no.)								Requester’s name and address (optional)
City, state, and Zip code
List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions on page 2. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 2, and check the appropriate box below indicating that you have applied for a TIN and, in addition to the Part II Certification, sign the attached Certification of Awaiting Taxpayer Identification Number.

                                      ☐ Applied for

Social security number

Or
Employer identification number

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number show on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined on page 2).

Certification Instructions. — You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

Sign Here	Signature of U.S. person ▶	Date ▶

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YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED THE BOX “APPLIED FOR” IN PART I OF SUBSTITUTE FORM W-9

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that I must provide a taxpayer identification number to the Information Agent within 60 days of submitting this Substitute Form W-9 and that I will be subject to backup withholding at the applicable rate on all reportable payments until I provide my taxpayer identification number to the Information Agent. I also understand that if I provide my taxpayer identification number to the Information Agent within 60 days, the Information Agent will refund any amounts backup withheld from reportable payments made during the 60-day period, and if I do not provide the Information Agent with my taxpayer identification number within the 60-day period, the Information Agent will remit such previously retained amounts to the IRS as backup withholding.

Signature

Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING AT A 28% RATE ON ANY PAYMENT MADE TO YOU PURSUANT TO THE MERGER AGREEMENT.

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GUIDELINES FOR CERTIFICATION OF TAXPAYER

IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines For Determining the Proper Identification Number to Give the Payer—Social Security Numbers (“SSNs”) have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers (“EINs”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:	Give the Name and Social Security Number

1. Individual	The individual

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)

4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee (1)
b. The so-called trust account that is not a legal or valid trust under State law	The actual owner (1)

5. Sole proprietorship or disregarded entity owned by an individual	The owner (3)

For this type of account:	Give the name and Employer Identification Number

6. Disregarded entity not owned by an individual	The owner

7. A valid trust, estate, or pension trust	Legal entity (4)

8. Corporation or LLC electing corporate status on Form 8832	The corporation

9. Association, club, religious, charitable, educational or other tax-exempt organization	The organization

10. Partnership or multi-member LLC	The partnership or LLC

11. A broker or registered nominee	The broker or nominee

12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments)	The public entity

(1)	List first and circle the name of the person whose SSN you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)	You must show your individual name and you may also enter your business or “doing business as” name. You may use either your SSN or EIN, but the Internal Revenue Service encourages you to use your SSN.
(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title).

NOTE:	If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

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Purpose of Form

A person who is required to file an information return with the IRS must get your correct Taxpayer Identification Number (“TIN”) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. Use Form W-9 only if you are U.S. person (including a resident alien), to provide your correct TIN to the requester (the person requesting your TIN) and, when applicable, to (1) certify the TIN you are giving is correct (or you are waiting for a number to be issued), (2) certify you are not subject to backup withholding, or (3) claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income The TIN provided must match the name given on the Substitute Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

•	An individual who is a U.S. citizen or U.S. resident alien,

•	A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

•	An estate (other than a foreign estate), or

•	A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income. The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

•	The U.S. owner of a disregarded entity and not the entity,

•	The U.S. grantor or other owner of a grantor trust and not the trust, and

•	The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Taxpayer Identification Number (TIN)

If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter this number in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN. If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

How to Get a TIN

If you do not have a TIN, apply for one immediately. To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or get this form on-line at www.ssa.gov/online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Related Topics. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification

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Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS web site at www.irs.gov.

If you do not have a TIN, check the “Applied For” box in Part 3, sign and date the Substitute Form W-9 and Certificate Awaiting Taxpayer Identification Number, and give it to the payer. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the payer. If the payer does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Checking the “Applied For” box on the form means that you have already applied for a TIN or that you intend to apply for one soon. As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the payer.

CAUTION: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Payees Exempt from Backup Withholding

Individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8, Certificate of Foreign Status.

The following is a list of payees that may be exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except for those listed in item (9). For broker transactions, payees listed in (1) through (13) and any person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7). However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: (i) medical and health care payments, (ii) attorneys’ fees, and (iii) payments for services paid by a federal executive agency. Only payees described in items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1)	An organization exempt from tax under section 501(a), or an individual retirement plan (“IRA”), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

(2)	The United States or any of its agencies or instrumentalities.

(3)	A state, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.

(4)	A foreign government, a political subdivision of a foreign government, or any of their agencies or instrumentalities.

(5)	An international organization or any of its agencies or instrumentalities.

(6)	A corporation.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities registered in the United States, the District of Columbia, or a possession of the United States.

(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

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(12)	A common trust fund operated by a bank under section 584(a).

(13)	A financial institution.

(14)	A middleman known in the investment community as a nominee or custodian.

(15)	An exempt charitable remainder trust, or a non-exempt trust described in section 4947.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE “EXEMPT PAYEE” BOX IN PART 4 ON THE FACE OF THE FORM IN THE SPACE PROVIDED, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Payments Exempt from Backup Withholding

Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and their regulations. The following payments are not generally subject to backup withholding:

Dividends and Patronage Payments

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) distributions made by an ESOP.

Interest Payments

•	Payments of interest on obligations issued by individuals. Note: You are subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business. Backup withholding applies to the reportable payment if the payee has not provided a TIN or provided an incorrect TIN.

•	Payments described in section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage or student loan interest paid to you.

Privacy Act Notice. Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal nontax criminal laws and to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payer. The penalties described below may also apply.

Penalties

Failure to Furnish TIN. If you fail to furnish your correct TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

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Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the payer discloses or uses TINs in violation of federal law, the payer may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE

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